Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Condensed Income Statement
Interest income	$26,332	25,430	25,187	26,305	25,939	51,762	51,255
Interest expense	6,541	6,583	6,931	8,179	8,398	13,124	17,415
Net interest income	19,791	18,847	18,256	18,126	17,541	38,638	33,840
Provision for credit losses	276	2,339	1,510	211	18	2,615	215
Net interest income after provision for credit losses	19,515	16,508	16,746	17,915	17,523	36,023	33,625
Non-interest income	5,353	4,693	5,601	5,704	5,248	10,046	10,470
Non-interest expense	15,675	15,880	15,388	15,145	15,567	31,555	31,376
Income before income taxes	9,193	5,321	6,959	8,474	7,204	14,514	12,719
Provision for income taxes	1,699	877	1,303	1,538	1,285	2,576	2,191
Net income	$7,494	4,444	5,656	6,936	5,919	11,938	10,528

Supplemental Income Statement Information
Accretion income on acquired loans	$1,290	659	816	904	1,174	1,949	1,866
Tax-equivalent net interest income	19,829	18,886	18,297	18,169	17,584	38,715	33,922
Pre-provision, pre-tax net income	9,469	7,660	8,469	8,685	7,222	17,129	12,934

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.44	0.44
Basic earnings per common share	$0.53	0.31	0.40	0.49	0.41	0.84	0.74
Diluted earnings per common share	$0.53	0.31	0.40	0.49	0.41	0.84	0.74
Book value per share	$19.69	19.36	19.30	19.02	18.59	19.69	18.59
Tangible book value per share	$12.90	12.55	12.45	12.15	11.69	12.90	11.69
Weighted average common shares outstanding:
Basic	14,157,834	14,125,191	14,106,778	14,097,414	14,085,764	14,141,601	14,070,417
Diluted	14,157,834	14,125,191	14,106,778	14,097,414	14,085,764	14,141,601	14,070,417
Shares outstanding at period end	14,254,091	14,245,849	14,193,577	14,186,204	14,175,241	14,254,091	14,175,241

Selected Financial Ratios
Return on average assets	1.34%	0.80%	1.01%	1.21%	1.04%	1.07%	0.93%
Return on average equity	10.78%	6.52%	8.22%	10.33%	9.09%	8.67%	8.22%
Return on average tangible common equity	16.51%	10.06%	12.78%	16.29%	14.54%	13.33%	13.26%
Dividend payout ratio	41.51%	70.97%	55.00%	44.90%	53.66%	52.38%	59.46%
Net interest margin (tax equivalent)	3.99%	3.83%	3.69%	3.57%	3.47%	3.91%	3.36%
Efficiency ratio (tax equivalent)	62.25%	67.35%	64.39%	63.44%	68.18%	64.71%	70.68%

Selected Balance Sheet Items
Cash and cash equivalents	$24,855	29,181	21,614	35,865	49,778
Debt and equity securities	267,251	276,913	280,565	292,604	302,935

Loans:
Commercial and industrial	$96,280	100,477	104,013	107,925	110,528
Commercial, secured by real estate	1,090,836	1,090,718	1,100,203	1,083,748	1,110,875
Residential real estate	482,518	476,863	469,574	454,918	459,473
Consumer	14,983	15,834	16,928	17,748	18,452
Agricultural	15,938	14,561	15,666	15,262	14,413
Other, including deposit overdrafts	174	273	210	267	171
Deferred net origination fees	(1,159)	(1,052)	(1,063)	(840)	(902)
Loans, gross	1,699,569	1,697,674	1,705,531	1,679,028	1,713,010
Less allowance for credit losses	13,606	13,372	13,704	12,170	12,108
Loans, net	$1,685,963	1,684,302	1,691,827	1,666,858	1,700,902

Loans held for sale	$3,508	3,438	1,718	4,018	6,026

	Three Months Ended					Six Months Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$13,372	13,704	12,170	12,108	12,124
Provision for credit losses on loans	233	2,398	1,520	231	63
Losses charged off	(36)	(2,766)	(67)	(193)	(95)
Recoveries	37	36	81	24	16
Allowance for credit losses, end of period	$13,606	13,372	13,704	12,170	12,108

Total earning assets	$1,976,036	1,986,777	1,993,785	1,983,606	2,034,540
Goodwill	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,478	6,705	6,931	7,161	7,408
Mortgage servicing rights	2,021	2,188	2,340	2,519	2,698
Other non-earning assets	148,871	151,856	147,403	160,769	172,844
Total non-earning assets	247,679	251,059	246,984	260,759	273,260
Total assets	2,223,715	2,237,836	2,240,769	2,244,365	2,307,800
Total deposits	1,819,186	1,838,793	1,840,355	1,849,082	1,919,372
Long-term debt	103,836	104,133	104,428	104,717	105,000
Total shareholders’ equity	280,617	275,816	273,929	269,870	263,474
Equity to assets ratio	12.62%	12.33%	12.22%	12.02%	11.42%
Loans to deposits ratio	93.42%	92.33%	92.67%	90.80%	89.25%

Tangible common equity (TCE)	$183,829	178,801	176,689	172,399	165,756
Tangible common assets (TCA)	2,126,927	2,140,821	2,143,529	2,146,894	2,210,082
TCE/TCA	8.64%	8.35%	8.24%	8.03%	7.50%

Selected Average Balance Sheet Items
Cash and cash equivalents	$28,893	35,116	29,395	38,466	34,256	31,978	35,063
Debt and equity securities	248,323	278,950	285,810	298,341	302,475	251,424	303,373

Loans, including loans held for sale	$1,706,541	1,707,948	1,675,449	1,706,281	1,718,959	1,707,241	1,720,418
Less allowance for credit losses on loans	13,376	12,812	12,186	12,099	12,117	13,095	12,057
Net loans	$1,693,165	1,695,136	1,663,263	1,694,182	1,706,842	1,694,145	1,708,361

Total earning assets	$1,991,514	2,000,595	1,968,188	2,017,294	2,031,261	1,996,826	2,033,996
Goodwill	90,310	90,310	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,589	6,816	7,043	7,275	7,555	6,702	7,704
Mortgage servicing rights	2,189	2,340	2,520	2,699	2,908	2,264	3,003
Other non-earning assets	147,961	153,437	153,528	159,328	158,251	149,349	159,138
Total non-earning assets	247,049	252,903	253,401	259,612	259,024	248,625	260,155
Total assets	2,238,563	2,253,498	2,221,589	2,276,906	2,290,285	2,245,451	2,294,151
Total deposits	1,834,710	1,846,345	1,822,412	1,884,748	1,906,305	1,840,496	1,901,402
Short-term borrowings	—	4,795	—	52	63	2,384	67
Long-term debt	104,080	104,376	104,664	104,951	104,701	104,227	115,933
Total shareholders’ equity	278,949	276,362	272,856	266,489	261,193	277,663	258,173
Equity to assets ratio	12.46%	12.26%	12.28%	11.70%	11.40%	12.37%	11.25%
Loans to deposits ratio	93.00%	92.50%	91.94%	90.53%	90.17%	92.75%	90.48%

Asset Quality
Net charge-offs (recoveries)	$(1)	2,730	(14)	169	79	2,729	118
Other real estate owned	—	—	—	—	—

Non-accrual loans	$5,751	3,227	1,794	1,793	4,500
Loans past due 90 days or more and still accruing	98	136	530	163	271
Total nonperforming loans	5,848	3,363	2,324	1,956	4,771

Net charge-offs to average loans	0.00%	0.65%	0.00%	0.04%	0.02%	0.32%	0.01%
Allowance for credit losses on loans to total loans	0.80%	0.79%	0.80%	0.72%	0.71%
Nonperforming loans to total loans	0.34%	0.20%	0.14%	0.12%	0.28%
Nonperforming assets to total assets	0.26%	0.15%	0.10%	0.09%	0.21%

	Three Months Ended					Six Months Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Assets Under Management
LCNB Corp. total assets	2,223,715	2,237,836	2,240,769	2,244,365	2,307,800
Trust and investments (fair value)	1,148,515	1,081,558	1,053,887	1,041,270	990,699
Mortgage loans serviced	308,073	325,133	333,518	341,548	348,003
Cash management	37,175	39,979	10,935	73,002	62,737
Investment services (fair value)	531,900	491,890	504,123	494,947	466,299
Total assets managed	$4,249,378	4,176,396	4,143,232	4,195,132	4,175,538

	Three Months Ended June 30,						Three Months Ended March 31,
	2026			2025			2026
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,706,541	24,345	5.72%	1,718,959	23,838	5.56%	1,707,948	23,433	5.56%
Interest-bearing demand deposits	9,524	96	4.04%	9,573	140	5.87%	10,987	107	3.95%
Interest-bearing time deposits	2,896	26	3.60%	254	6	9.47%	2,710	25	3.74%
Federal Reserve Bank stock	6,405	98	6.14%	6,405	98	6.14%	6,405	94	5.95%
Federal Home Loan Bank stock	20,710	383	7.42%	20,710	447	8.66%	20,710	392	7.68%
Investment securities:
Equity securities	5,099	33	2.60%	5,053	36	2.86%	5,104	37	2.94%
Debt securities, taxable	224,414	1,207	2.16%	251,920	1,213	1.93%	230,649	1,196	2.10%
Debt securities, non-taxable (2)	15,925	182	4.58%	18,387	204	4.45%	16,082	185	4.67%
Total earnings assets	1,991,514	26,370	5.31%	2,031,261	25,982	5.13%	2,000,595	25,469	5.16%
Non-earning assets	260,436			271,147			265,726
Allowance for credit losses	(13,387)			(12,123)			(12,823)
Total assets	$2,238,563			2,290,285			2,253,498

Interest-bearing demand and money market deposits	$648,548	2,197	1.36%	603,066	2,374	1.58%	682,183	2,465	1.47%
Savings deposits	355,129	220	0.25%	363,679	199	0.22%	356,622	207	0.24%
IRA and time certificates	351,311	2,803	3.20%	466,065	4,546	3.91%	343,061	2,609	3.08%
Short-term borrowings	—	—	—%	63	1	6.37%	4,795	46	3.89%
Long-term debt	104,080	1,321	5.09%	104,701	1,278	4.90%	104,376	1,256	4.88%
Total interest-bearing liabilities	1,459,068	6,541	1.80%	1,537,574	8,398	2.19%	1,491,037	6,583	1.79%
Demand deposits	479,722			473,495			464,479
Other liabilities	20,824			18,023			21,620
Equity	278,949			261,193			276,362
Total liabilities and equity	$2,238,563			2,290,285			2,253,498
Net interest rate spread (3)			3.51%			2.94%			3.37%
Net interest income and net interest margin on a taxable-equivalent basis (4)		19,829	3.99%		17,584	3.47%		18,886	3.83%
Ratio of interest-earning assets to interest-bearing liabilities	136.49%			132.11%			134.17%

(1)	Average outstanding balance includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Six Months Ended June 30,
	2026			2025
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,707,241	47,778	5.64%	1,720,418	47,019	5.51%
Interest-bearing demand deposits	11,036	203	3.71%	9,953	272	5.51%
Interest-bearing time deposits	2,816	51	3.65%	252	6	4.80%
Federal Reserve Bank stock	6,405	192	6.05%	6,405	192	6.05%
Federal Home Loan Bank stock	20,710	775	7.55%	20,710	915	8.91%
Investment securities:
Equity securities	5,101	70	2.77%	5,048	75	3.00%
Debt securities, taxable	227,514	2,403	2.13%	253,434	2,469	1.96%
Debt securities, non-taxable (2)	16,003	367	4.62%	17,776	389	4.41%
Total earnings assets	1,996,826	51,839	5.24%	2,033,996	51,337	5.09%
Non-earning assets	261,731			272,217
Allowance for credit losses	(13,106)			(12,062)
Total assets	$2,245,451			2,294,151

Interest-bearing demand and money market deposits	$665,272	4,662	1.41%	586,860	4,711	1.62%
Savings deposits	355,871	426	0.24%	364,771	394	0.22%
IRA and time certificates	347,209	5,413	3.14%	481,536	9,573	4.01%
Short-term borrowings	2,384	46	3.89%	67	2	6.02%
Long-term debt	104,227	2,577	4.99%	115,933	2,735	4.76%
Total interest-bearing liabilities	1,474,963	13,124	1.79%	1,549,167	17,415	2.27%
Demand deposits	472,143			468,235
Other liabilities	20,682			18,576
Equity	277,663			258,173
Total liabilities and equity	$2,245,451			2,294,151
Net interest rate spread (3)			3.44%			2.82%
Net interest income and net interest margin on a taxable-equivalent basis (4)		38,715	3.91%		33,922	3.36%
Ratio of interest-earning assets to interest-bearing liabilities	135.38%			131.30%

(1)	Average outstanding balance includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	June 30, 2026	December 31, 2025
	Unaudited	Audited
ASSETS:
Cash and due from banks	$19,158	18,353
Interest-bearing demand deposits	5,697	3,261
Total cash and cash equivalents	24,855	21,614
Interest-bearing time deposits	3,450	2,710
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,452	1,433
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	215,769	232,271
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $11 at June 30, 2026 and December 31, 2025	15,799	16,080
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held-for-sale	3,508	1,718
Loans, net of allowance for credit losses of $13,606 and $13,704 at June 30, 2026 and December 31, 2025, respectively	1,685,963	1,691,827
Premises and equipment, net	39,781	39,196
Operating lease right-of-use assets	6,239	6,475
Goodwill	90,310	90,310
Core deposit and other intangibles, net	8,499	9,271
Bank-owned life insurance	56,149	55,424
Interest receivable	7,765	7,968
Other assets, net	33,395	33,691
TOTAL ASSETS	$2,223,715	2,240,769

LIABILITIES:
Deposits:
Noninterest-bearing	$478,568	466,094
Interest-bearing	1,340,618	1,374,261
Total deposits	1,819,186	1,840,355
Long-term debt	103,836	104,428
Operating lease liabilities	6,641	6,877
Accrued interest and other liabilities	13,435	15,180
TOTAL LIABILITIES	1,943,098	1,966,840

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,470,548 and 17,409,085 shares at June 30, 2026 and December 31, 2025, respectively; outstanding 14,254,091 and 14,193,577 shares at June 30, 2026 and December 31, 2025, respectively	188,868	188,212
Retained earnings	157,609	151,938
Treasury shares at cost, 3,216,457 and 3,215,508 shares at June 30, 2026 and December 31, 2025, respectively	(56,087)	(56,071)
Accumulated other comprehensive loss, net of taxes	(9,773)	(10,150)
TOTAL SHAREHOLDERS' EQUITY	280,617	273,929
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,223,715	2,240,769

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
INTEREST INCOME:
Interest and fees on loans	$24,345	23,838	47,778	47,019
Dividends on equity securities:
With a readily determinable fair value	12	11	23	21
Without a readily determinable fair value	20	25	46	54
Interest on debt securities:
Taxable	1,207	1,213	2,403	2,469
Non-taxable	144	161	290	307
Other investments	604	691	1,222	1,385
TOTAL INTEREST INCOME	26,332	25,939	51,762	51,255

INTEREST EXPENSE:
Interest on deposits	5,220	7,119	10,501	14,678
Interest on long-term debt	1,321	1,278	2,577	2,735
Interest on short-term borrowings	—	1	46	2
TOTAL INTEREST EXPENSE	6,541	8,398	13,124	17,415
NET INTEREST INCOME	19,791	17,541	38,638	33,840

PROVISION FOR CREDIT LOSSES	276	18	2,615	215
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	19,515	17,523	36,023	33,625

NON-INTEREST INCOME:
Fiduciary income	2,681	2,262	5,220	4,426
Service charges and fees on deposit accounts	1,727	1,884	3,212	3,650
Bank-owned life insurance income	366	353	725	699
Net gains from sales of loans	420	615	620	1,456
Net other operating income	159	134	269	239
TOTAL NON-INTEREST INCOME	5,353	5,248	10,046	10,470

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,959	8,872	18,426	18,044
Occupancy expense, net	993	1,022	2,014	2,032
Equipment expenses	338	371	730	753
State financial institutions tax	447	449	894	902
Marketing	315	281	609	596
Amortization of intangibles	228	301	453	598
Computer maintenance and supplies	434	379	839	759
FDIC insurance premiums, net	327	380	602	790
Contracted services	1,058	859	2,037	1,729
Merger-related expenses	—	140	—	140
Other non-interest expense	2,576	2,513	4,951	5,033
TOTAL NON-INTEREST EXPENSE	15,675	15,567	31,555	31,376
INCOME BEFORE INCOME TAXES	9,193	7,204	14,514	12,719
PROVISION FOR INCOME TAXES	1,699	1,285	2,576	2,191
NET INCOME	$7,494	5,919	11,938	10,528

Earnings per common share:
Basic	$0.53	0.41	0.84	0.74
Diluted	0.53	0.41	0.84	0.74
Weighted average common shares outstanding:
Basic	14,157,834	14,085,764	14,141,601	14,070,417
Diluted	14,157,834	14,085,764	14,141,601	14,070,417